Exhibit 10.9

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

LICENSE AGREEMENT

BETWEEN

RESEARCH DEVELOPMENT FOUNDATION

AND

BLUEBIRD BIO, INC.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ARTICLE VIII Disclaimer of Liability and/or Warranty	8
No Warranty	8
No Damages	9
No Warranty of Quality or Usefulness	9
Indemnification	9
Insurance	9

ARTICLE IX Term; Termination	9
Term	9
Termination for Cause; Insolvency	10
Default	10
Commercialization Rights Upon Termination	10
Provisions Surviving Termination	10

ARTICLE X Representations and Warranties	11
Warranty to Title	11
Power and Authority	11
Compliance with Laws	11
No Knowledge of Infringement	11

ARTICLE XI Agency/Partnership/Use of Name	11
No Agency	11
No Partnership	11
Prohibition Against Use of Name	11

ARTICLE XII Marking	12

ARTICLE XIII Nondisclosure of Confidential Information	12

ARTICLE XIV Miscellaneous	13
Captions	13
Notices	13
Assignment	13
No Waiver	13
Choice of Law and Jurisdiction	14
Severability	14
Further Acts	14
Entire Agreement	14
Successors and Assigns	14

EXHIBIT 1
Licensed Patents

EXHIBIT 2
Milestone Payments

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LICENSE AGREEMENT

This License Agreement (hereinafter referred to as “Agreement”) is made and entered into as of the 7th day of December, 2011 (the “Effective Date” of this Agreement), by and between RESEARCH DEVELOPMENT FOUNDATION (hereinafter referred to as “Licensor”), a Nevada nonprofit corporation having its office at 402 North Division Street, Carson City, Nevada, 89703;

AND

BLUEBIRD BIO, INC., having an office at 840 Memorial Drive, Cambridge, Massachusetts, 02139 (hereinafter referred to as “Licensee”).

WITNESSETH:

WHEREAS, Licensor is a nonprofit organization exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986;

WHEREAS, Licensor is the owner of “Licensed Patents” (as defined below);

WHEREAS, Licensor has determined that the grant of a license to Licensee is the only practicable manner in which the Licensed Patents can be utilized to benefit the public;

WHEREAS, Licensee desires to obtain a [***] license from Licensor as described herein, and Licensor desires to grant such a license pursuant to the terms and conditions of this Agreement;

NOW, THEREFORE, in consideration of the above premises and the covenants herein, the parties agree as follows:

ARTICLE I

Definitions

As used in this Agreement, the following capitalized terms shall have the following respective meanings:

1.1 The term “Licensed Patents” shall mean the United States and foreign patent applications and issued patents listed in Exhibit 1, including all continuations, continuations-in-part, divisionals, patents of addition, reissues, renewals or extensions (including supplementary protection certificates) and all foreign counterparts of the foregoing.

1.2 The term “Licensed Product” shall mean any process, method, material, composition, drug, or other product or portion of a product within a Valid Claim of the Licensed Patents.

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1.3 The term “Make, Use or Sell” shall mean to develop, have developed, produce, have produced, make, have made, manufacture, have manufactured, use, have used, offer for sale, have offered for sale, sell, have sold, rent, have rented, lease, have leased, import or have imported a Licensed Product.

1.4 The term “Affiliate” shall mean any present or future companies, corporations, partnerships, joint ventures, business trusts or other business entities organized under the laws of any nation (a) with respect to which: (i) at least fifty percent (50%) in value of the total equity interests, (ii) at least fifty percent (50%) of the total combined voting power of all classes of shares entitled to vote, or (iii) at least fifty percent (50%) of the profits interest in the case of a partnership, joint venture or other non-stock entity, is directly or indirectly under the control of Licensee, or (b) with respect to which Licensee has effective control, directly or indirectly. “Control” shall mean the possession of the power to direct or cause the direction of the management and the policies of an entity, whether through an ownership interest or by contract or otherwise. The term “Licensee” wherever used herein shall include any Affiliate of Licensee.

1.5 The term “Net Sales” shall mean the gross amount received with respect to the sale or other transfer of Licensed Product, less the following deductions for amounts actually incurred related to such sale or other transfer and included in the gross invoiced amount: (a) normal, customary trade discounts (including volume discounts), credits and rebates, and allowances and adjustments for rejections, recalls, returns or retroactive price reductions; and (b) freight, insurance, sales, use, excise, value-added and similar taxes or duties imposed on the sale.

No other allowance or deduction shall be made by whatever name known. For the avoidance of doubt, transfers of a Licensed Product between any of Licensee, an Affiliate or a sublicensee for sale by the transferee shall not be considered Net Sales hereunder.

1.6 The terms “commercialize” and “commercialization” shall mean the Making, Using, or Selling, licensing or other use by Licensee (or a sublicensee) of the Licensed Product under such circumstances as may be permitted by applicable international, federal, and state laws and regulation.

1.7 The term “Valid Claim” shall mean, in the country of manufacture or sale, (a) a claim of any issued and unexpired patent within the Licensed Patents that (i) has not been permanently revoked, nor held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction that is unappealable or unappealed in the time allowed for appeal, (ii) has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise, and (iii) has not been lost through an interference, reexamination, post-grant review or reissue proceeding; or (b) a pending claim of a pending patent application included in the Licensed Patents that was filed and has been prosecuted in good faith and has not been (i) cancelled, withdrawn, abandoned or finally disallowed without the possibility of appeal or refiling of such application, or (ii) pending for more than [***] since such claim was first presented; provided, however, that such claim pending for more than [***] shall be a Valid Claim if and when it is issued as a claim of an issued and unexpired patent included within Licensed Patents, or if it is part of an opposition, interference, re-examination or other such administrative proceeding.

1.8 The term “Cover(s)” or “Covered” or “Covering” shall mean that a product, process, material, composition, drag, or other product or portion of a product would infringe a Valid Claim in a Licensed Patent (or in the case of a Valid Claim in a patent application within the Licensed Patents, would infringe such Valid Claim if it were in an issued patent) but for the exclusive license granted to Licensee hereunder.

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ARTICLE II

Grant of License

2.1 Scope of License. Licensor hereby grants and Licensee hereby accepts a [***], exclusive license under the Licensed Patents to Make, Use or Sell Licensed Products. Except as provided herein, no other, further, or different license is hereby granted, either expressly or by implication.

2.2 Right to Sublicense. Licensor hereby grants and Licensee hereby accepts the right to grant sublicenses through multiple tiers to third parties to all or any portion of Licensee’s rights hereunder. Licensee shall, within thirty (30) days of the grant of each such sublicense, give written notice of such sublicenses to Licensor and provide Licensor with a copy thereof; provided that Licensee may redact those portions of such sublicenses that are not necessary for Licensor to determine whether Licensee is in compliance with its obligations under this Agreement. Licensee shall incorporate terms and conditions into its sublicense agreements sufficient to enable Licensee to comply with this Agreement. Upon termination of this Agreement for any reason, Licensor shall grant to a sublicensee that is not in material breach of its sublicense a direct license granting rights and terms equivalent to the sublicense rights and terms which Licensee previously granted to such sublicensee, provided that Licensor shall have no greater rights and obligations to any such sublicensee than Licensor has to Licensee under this Agreement.

2.3 Retained Rights. Licensor retains the right, on behalf of itself and other nonprofit academic research institutions, to practice and use the Licensed Patents for any academic, non-clinical research and educational purposes. Licensee agrees that, notwithstanding any other provision of this Agreement, it has no right to enforce the Licensed Patents against any such practice or use by any such institution.

2.4 Government Rights. If any invention described and claimed in the Licensed Patents is developed with the support of federal research funds, Title 35, Sections 200-212 of the United States Code (the “Bayh-Dole Act”) shall apply. Among other things, the provisions of the Bayh-Dole Act provide the United States Government with non-exclusive rights in any inventions arising from the use of federal funds and also generally impose the obligation that any products embodying the subject invention or produced through the use of such invention be manufactured substantially in the United States. If and to the extent the Bayh-Dole Act is

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applicable to any Licensed Patents, Licensee acknowledges and agrees that the rights granted under this Agreement are subject to the applicable terms and conditions of the Bayh-Dole Act and that Licensee will ensure that all relevant obligations under the Bayh-Dole Act provisions are met.

ARTICLE III

Patents

3.1 Patent Applications. Licensor represents that it has timely filed patent applications relating to the Licensed Patents in the countries listed on Exhibit 1 hereto.

3.2 Patent Prosecution and Maintenance. Licensor will control the conduct, preparation, filing and prosecution of such patent applications within the Licensed Patents and will maintain any patents issued thereon, but will provide Licensee with copies of all office actions and responses thereto and will consider and take into account in good faith Licensee’s comments with respect thereto. Notwithstanding the foregoing sentence, in the event that Licensor within its sole judgment and discretion determines that prosecution or maintenance of a patent in a particular country is not economically viable or otherwise feasible, Licensor shall promptly notify Licensee of Licensor’s intention to abandon such patent application or patent. Upon receipt of such notice, Licensee, in its sole discretion, may elect to assume responsibility (and to pay associated fees and expenses) with respect to a patent application or patent which Licensor intends to abandon. Licensee may, in its sole discretion, abandon any patent application or patent for which it has previously assumed responsibility and will not be liable to Licensor in any way for such abandonment.

3.3 Patent Costs. Licensee shall reimburse Licensor for [***] for filing, prosecuting and maintaining the Licensed Patents. Licensor shall invoice Licensee for such patent costs quarterly, and undisputed payments shall be made by Licensee within thirty (30) days after receipt of each invoice.

ARTICLE IV

Royalties and Other Consideration

4.1 License Fee. Licensee shall pay Licensor an up-front non-refundable license fee of [***] within ten (10) business days after the execution of this Agreement by the parties.

4.2 Royalty. Licensee shall pay Licensor an earned royalty of [***] on Net Sales of Licensed Product, on a Licensed Product-by-Licensed Product and country-by-country basis, where there is at least one Valid Claim of a Licensed Patent Covering such Licensed Product in such country at the time of first marketing approval. Such royalty shall continue until the longer of: (a) expiry or end of the last Valid Claim within a Licensed Patent that Covers a Licensed Product in such country, or (b) ten (10) years from the first marketing approval; provided that the royalty shall be reduced by [***] if payable under this clause (b) after the last Valid Claim

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expires or ends during such ten (10) year period. For clarity, no royalty shall be owed on any Licensed Product not Covered by a Valid Claim under a Licensed Patent at the time of first marketing approval in the country in question, and further, under no circumstances shall any royalty be owed (during the term of this Agreement or thereafter) if all the Valid Claim(s) that Cover a Licensed Product in a country are held not valid, unenforceable or otherwise unpatentable. For clarity, in such event, royalties already paid by Licensee shall not be refunded by Licensor. Only one (1) royalty shall be payable on a Licensed Product, regardless of the number of Valid Claims or the number of patent applications and patents within the Licensed Patents under which such Licensed Product has been Made, Used or Sold.

4.3 Basis of Royalty Obligation. Royalty payments to be paid at the applicable rate(s) hereunder shall be paid on a Licensed Product by Licensed Product and country-by-country basis.

4.4 Limitation on Deductions from Royalty Payments. Wherever this Agreement provides that Licensee may deduct expenses, payments or other amounts from royalties payable to Licensor, such deduction shall be prorated over such time as is necessary to assure that the royalties payable to Licensor in any period shall not be reduced by more than [***].

4.5 Milestone Payments. In addition to the up-front license fee and royalties required under this Article IV, Licensee shall make milestone payments to Licensor as set forth in Exhibit 2 hereto. Such cash payments shall be delivered to Licensor within forty-five (45) days after the end of the calendar quarter in which each of the milestone payment events indicated on such exhibit occurs.

4.6 Marketing Arrangements. Where Licensed Products are sold by a third party other than Licensee or sublicensee under any type of commercial arrangement between Licensee (or sublicensee) and such third party (including, without limitation, a joint venture, distributorship, or collaboration agreement), Net Sales for earned royalty purposes shall be calculated based on the gross sales of Licensed Products by such third party.

ARTICLE V

Reports and Payments

5.1 Progress Reports. Licensee agrees to make an annual report to Licensor each March covering Licensee’s (and its sublicensees’, if applicable) progress during the previous calendar year toward research, development, commercialization and out-licensing of Licensed Products. Email communication shall suffice for the purpose of this reporting requirement.

5.2 Notice of Commercial Sale. Licensee shall notify Licensor, in writing, within thirty (30) days of the date of the first commercial sale of a Licensed Product to a third party by Licensee or a sublicensee.

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5.3 Royalty Reports and Payments. Licensee agrees that Licensor shall, if applicable, receive within forty-five (45) days after the end of each quarter of each calendar year:

(a)	a complete and accurate royalty report showing the information and basis on which such amounts have been calculated, including disclosure of at least the following information:

i.	[***];

ii.	[***];

iii.	[***];

iv.	[***]; and

(b)	payment of amounts due to Licensor pursuant to this Agreement, including, but not limited to, amounts pursuant to Articles IV and VI.

5.4 U.S. Dollars. All amounts payable by Licensee shall be paid in U.S. Dollars. Conversion from currencies other than U.S. Dollars shall be at the rate of exchange used by Licensee for its general accounting purposes, consistent with generally accepted accounting principles.

5.5 Report on Termination. Licensee also agrees to make a written report to Licensor within ninety (90) days after the expiration or termination of this Agreement, stating in such report the amounts payable hereunder and the basis therefor not previously reported to Licensor. In the event of a termination prior to expiration of the Term, Licensee shall also continue to make annual reports pursuant to the provisions of this Agreement covering sales, uses, or production and the applicable earned royalties and other amounts payable hereunder for Licensed Products made during the Term, but not used or sold until after termination thereof, until such time as all such makings, uses or sales shall have terminated. Concurrent with the submittal of such post-expiration or post-termination report, Licensee shall pay Licensor all applicable royalties and other amounts payable hereunder.

5.6 Books and Records. Licensee shall keep full, true, clear and accurate records and books of account with respect to the Licensed Products subject to royalty or other payments hereunder. Said records and books of account shall be kept by Licensee at the usual places where its like records and books are kept and shall be retained for a period of three (3) years following the end of the calendar year to which they pertain. Licensor shall have the right through an independent public accountant selected by Licensor and reasonably acceptable to Licensee to examine and inspect during normal business hours all such records and books of account and such other records and accounts as may under recognized accounting practices contain information reasonably bearing upon the amounts payable to it under this Agreement. Prompt adjustment shall be made by the proper party to compensate for any errors or omissions disclosed by such examination or inspection. In the event the examination or inspection results

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in a discrepancy in the correctness of the payments due under this Agreement in an amount in excess of [***] of the payments due Licensor for any single quarter audited, Licensee shall reimburse Licensor for all reasonable out-of-pocket costs and fees associated with such examination or inspection, and all reasonable out-of-pocket costs and expenses required to collect the amount underpaid, including (but not limited to) reasonable attorneys’ fees incurred in connection therewith. Neither such right to examine and inspect nor the right to receive such adjustment shall be affected by any statement to the contrary appearing on checks or otherwise, unless such statements appear in a letter, signed by the party having such right and delivered to the other party, expressly waiving such right. Notwithstanding the foregoing, Licensor may require Licensee to furnish any other information reasonably requested to enable Licensor to evaluate Licensee’s performance in accordance with this Agreement.

5.7 Delinquent Payments. Payments provided for in this Agreement shall, when overdue, bear interest [***] per annum until paid, but in no event shall such interest exceed the usury limit, if any, as may exist from time to time in the State of Nevada. Each such payment when made shall be accompanied by all interest so accrued. Said interest and the payment and acceptance thereof shall not negate or waive the right of Licensor to seek any other remedy, legal or equitable, to which it may be entitled because of the delinquency of any payment or any other breach of this Agreement by Licensee.

ARTICLE VI

Diligence; Minimum Royalties

Licensee shall undertake to use commercially reasonable and diligent efforts for a company of Licensee’s size and resources, directly or through a sublicensee, to develop or commercialize one or more Licensed Products, including its first Licensed Product by 2016 and a second Licensed Product by 2018. Licensee will be considered not to have utilized reasonable commercial efforts unless it (or a sublicensee) makes the following minimum annual royalty payments to Licensor:

(a)	[***];

(b)	[***]; and

(c)	[***].

Such payments will be creditable against earned royalties otherwise due to Licensor for a given calendar year.

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ARTICLE VII

Protection of Patents

7.1 Protection. Each party agrees to cooperate fully in any action under this Article VII which is controlled by the other party, including by joining as a party to any proceeding if required by applicable law; provided that the controlling party reimburses the cooperating party promptly for any reasonable costs and expenses incurred by the cooperating party in connection with providing such assistance. [***]

7.2 Notice of Infringement; Licensor Enforcement of Third Party Infringement. Licensor and Licensee shall each give prompt written notice to the other of any infringement of a Licensed Patent by any third party as may come to its knowledge. [***]

7.3 Notice of Infringement; Claim of Licensee Infringement. Licensee shall promptly advise Licensor in writing of any notice or claim of any infringement and of the commencement against it of any suit or action for infringement of a third party patent made or brought against Licensee and based upon the use hereunder by Licensee of the Licensed Patents. [***]

(a)	[***]

(b)	[***]

7.4 Reasonable Assistance. [***]

7.5 Declaratory Judgment Actions. If a declaratory judgment action is brought naming Licensor or Licensee or any of its Affiliates or sublicensees as a defendant and alleging invalidity, unenforceability or non-infringement of any Licensed Patents, Licensee or Licensor, as the case may be, shall promptly notify the other party in writing. [***]

7.6 Patent Certifications. Each party shall notify and provide the other with copies of any allegations of alleged patent invalidity, unenforceability or non-infringement of a Licensed Patent pursuant to the FDA’s Paragraph IV Patent Certification procedure by a third party filing an Abbreviated New Drug Application, an application under §505(b)(2) of the Federal Food, Drug and Cosmetics Act, or any other similar patent certification by a third party, and any foreign equivalent thereof. Such notification and copies shall be provided to the other party within five (5) business days after the party receives such certification.

ARTICLE VIII

Disclaimer of Liability and/or Warranty

8.1 No Warranty. Nothing in this Agreement shall be construed as:

(a)	a warranty or representation by Licensor as to the validity or scope of any Licensed Patents; or

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(b)	a warranty or representation that anything Made, Used or Sold under any license granted in this Agreement is or will be free from infringement of patents, copyrights, and/or trademarks of third parties; or

(c)	an express or implied warranty of merchantability or fitness for a particular purpose.

8.2 No Damages. Neither party shall be liable to the other party for indirect, special, consequential or punitive damages under any circumstances.

8.3 No Warranty of Quality or Usefulness. Licensor shall have no responsibility for the ability of Licensee to use such information, the quality or performance of any process or any Licensed Product produced by Licensee with the aid of such information, or with respect to claims of third parties arising from Licensee’s use of such information.

8.4 Indemnification. Licensee shall assume all responsibility and liability for the sale, use, production, and/or commercialization of the Licensed Products, including, but not limited to, the safety, effectiveness, and reliability of the Licensed Products produced pursuant to this Agreement. Licensee further agrees to defend, indemnify, and hold harmless Licensor, its trustees, directors, officers, employees, agents, representatives, successors, assigns, affiliated entities and Other Corporations (as defined in Section 11.3 below) (collectively “Indemnitees’’) from and against any and all liability, demands, damages, expenses and losses for death, personal injury, illness, or property damage, including the cost of defense against same, which may be asserted by third parties, or any third party claims which may arise from the sale, use, production, commercialization, or other disposition of Licensed Products pursuant to any right or license granted under this Agreement, except to the extent that such liability, demands, damages, expenses or losses relate to or arise out of Licensor’s material breach of its representations, warranties and covenants under this Agreement, or Licensor’s or Indemnitees’ gross negligence or willful misconduct.

8.5 Insurance. Licensee agrees to purchase and/or maintain insurance coverage sufficient, taking into account its other assets, to establish the ability of Licensee to honor the indemnity made herein, and Licensor shall be listed as an additional named insured on any such insurance coverage. Licensee shall furnish evidence satisfactory to Licensor of its insurance coverage upon request of Licensor. Upon Licensee’s, or any of its sublicensees’, Making, Use or Sale of Licensed Products commercially, the initial amount of insurance coverage required is in the face amount of [***].

ARTICLE IX

Term; Termination

9.1 Term. The Term of this Agreement (“Term”) shall continue until its expiration upon the later of: (a) there being no more Valid Claims within the Licensed Patents, or (b) the expiration of Licensee’s royalty obligations on Licensed Products that are subject to an earned royalty, if such earned royalty is based on the minimum ten (10) year royalty period described in Section 4.2(b) above; unless this Agreement is earlier terminated as herein provided.

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9.2 Termination for Cause; Insolvency. If Licensee shall determine that it intends to file for bankruptcy or reorganization, it shall give prompt written notice to Licensor. Failure to give such notice shall cause immediate termination of this Agreement, and all rights of Licensee in the Licensed Patents shall automatically revert to Licensor. If Licensee shall become bankrupt; if the business or any assets or property of Licensee shall be placed in the hands of a receiver, assignee or trustee, whether by the voluntary act of Licensee or otherwise; if Licensee institutes or suffers to be instituted any procedure in bankruptcy court for reorganization or rearrangement of its financial affairs; if Licensee makes a general assignment for the benefit of creditors; or if Licensee or an Affiliate or a sublicensee (with the assistance, consent, approval or cooperation of Licensee) institutes or suffers to be instituted any procedure, administratively or in a court, challenging validity or patentability of any patent or patent application within the Licensed Patents, this Agreement shall immediately terminate, and all rights of Licensee in the Licensed Patents shall automatically revert to Licensor. Upon occurrence of any of the foregoing events, Licensee shall give prompt written notice thereof to Licensor.

9.3 Default. Upon any breach or default under this Agreement by Licensee, Licensor may give written notice thereof to Licensee, and Licensee shall have ninety (90) days thereafter to cure such breach or default, except in the event of a breach or default by non-payment, in which case the cure period shall be thirty (30) days. If such breach or default is not cured within such period, Licensor shall have the right in its sole option to cancel and terminate this Agreement and the licenses granted by it by giving written notice thereof to Licensee. In such event, Licensor may also seek such other relief as may be provided by law or in equity in such circumstances.

9.4 Commercialization Rights Upon Termination. Upon termination hereof under Section 9.2 or 9.3, all rights of Licensee in the Licensed Patents shall revert to Licensor, and Licensee agrees to execute appropriate written releases and/or assignments of such rights to Licensor; and further, Licensee agrees to discontinue the commercialization of the Licensed Patents. Upon expiration of the Term and Licensee’s payment of all amounts due Licensor hereunder, Licensee will continue to have commercialization rights with respect to the Licensed Products with no further royalty obligation to Licensor, and Licensor will not license or otherwise grant rights to any third party inconsistent with such rights remaining exclusively in Licensee.

9.5 Provisions Surviving Termination. Articles X and XIII and Sections 8.1, 8.2, 8.3, 8.4, 9.4 and 11.3 of this Agreement shall survive expiration or termination of this Agreement.

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ARTICLE X

Representations and Warranties

10.1 Warranty to Title. Licensor represents and warrants that it owns the Licensed Patents and has the legal power and authority to extend the rights granted to Licensee pursuant to this Agreement, and that it has not assigned, licensed, pledged or compromised the Licensed Patents or made any commitments or offers inconsistent with or in derogation of the rights created by this Agreement.

10.2 Power and Authority. Licensee represents and warrants that (a) it has full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby; and (b) this Agreement constitutes the legal, valid and binding obligation of Licensee, enforceable against Licensee in accordance with its terms.

10.3 Compliance with Laws. Licensee represents and warrants that it will comply with all applicable laws and regulations, including without limitation, all United States laws and regulations controlling the export of commodities and technical data. Licensee will be solely responsible for any violation of such laws or regulations by Licensee, and it will defend and hold Licensor harmless in the event of any legal action of any nature occasioned by such violation.

10.4 No Knowledge of Infringement. Licensor represents that it has no knowledge of any infringement of the Licensed Patents by any third party.

ARTICLE XI

Agency/Partnership/Use of Name

11.1 No Agency. Neither party shall be deemed to be an agent of the other party as a result of any transaction under or related to this Agreement, and shall not in any way pledge the other party’s credit or incur any obligations on behalf of the other party.

11.2 No Partnership. This Agreement shall not constitute either a partnership or a joint venture, and neither party may be bound by the other to any contract, arrangement or understanding except as specifically stated herein.

11.3 Prohibition Against Use of Name. Except to the extent required to comply with applicable laws and regulations, without prior written consent obtained from Licensor, Licensee (including any Affiliate or sublicensee of Licensee) shall not use for purposes of sales, advertising, marketing, marking of goods, promotion to investors, press releases or other publicity, etc.: (i) the name of (or any other information which would identify) Licensor or any corporation which is controlled by the same persons who control Licensor (“Other Corporation”); (ii) the names of trustees, directors, officers, or employees of Licensor or an Other Corporation; or (iii) any trademarks (or adaptations thereof) of Licensor or an Other Corporation. The foregoing notwithstanding, without the consent of Licensor, Licensee may

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

indicate other than in advertising that it is licensed by Licensor under the Licensed Patents and identify the inventors, their affiliation with Licensor, and their relationship to Licensor, and further, Licensee may comply with disclosure requirements of all applicable laws relating to its business, including, without limitation, United States and state securities laws.

ARTICLE XII

Marking

To the extent commercially feasible and consistent with prevailing business practices, Licensee agrees to apply or have applied to all articles and to all containers containing Licensed Products manufactured by it or any sublicensee(s) under this Agreement the number of each issued patent under the Patent Rights that applies to such Licensed Product.

ARTICLE XIII

Nondisclosure of Confidential Information

All confidential or proprietary business, scientific and technical information communicated by one party to the other party under this Agreement, including information contained in unpublished patent applications, shall be kept confidential by such other party. Notwithstanding the foregoing, either party shall be relieved of the confidentiality obligations herein and not be prevented by this Agreement from utilizing any information received by it from the other party if:

(a)	the information, at the time of disclosure, is in the public domain or, after disclosure, becomes part of the public domain through no act or omission of the receiving party;

(b)	the receiving party can show that the information was in its possession at the time of disclosure and was not acquired, directly or indirectly, from the disclosing party;

(c)	the information is lawfully obtained or received on a non-confidential basis from a third party, other than the disclosing party, having the legal right to transmit same; or

(d)	the disclosure of such information is essential for the commercial exploitation of the Licensed Patents under this Agreement, provided that such information is disclosed subject to a secrecy agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ARTICLE XIV

Miscellaneous

14.1 Captions. The captions herein are for convenience only and shall not be deemed to limit or otherwise affect the construction hereof.

14.2 Notices. Any notice or other communication hereunder must be given in writing and (a) delivered in person, (b) transmitted by telefax or other telecommunications mechanism, (c) mailed by certified or registered mail, postage prepaid, receipt requested, or (d) sent by overnight delivery with charges prepaid and receipt acknowledged, as follows:

If to Licensor, addressed to:

Research Development Foundation

402 North Division Street

Carson City, Nevada 89703

   Attn:  Andrew MacKenzie, Esq.

Phone:  (775) 882-0202

Fax:  (775) 882-7918

If to Licensee, addressed to:

bluebird bio, inc.

840 Memorial Drive

Cambridge, Massachusetts 02139

   Attn:  Head of Business Development

Phone:  (617) 873-0900

Fax:  (617) 576-2421

or to such other address or to such other person as the party shall have last designated by such notice to the other party. Each such notice or other communication shall be effective when actually received at such address.

14.3 Assignment. This Agreement, in whole or in part, shall not be assignable by either party without prior written consent of the other party (unless to a successor entity to such party by merger, acquisition, consolidation or other non-bankruptcy reorganization or sale of substantially all of its assets or that portion of its business to which this Agreement relates), and any attempted assignment without such consent shall be void.

14.4 No Waiver. The failure of either party to enforce at any time any of the provisions of this Agreement, or any rights in respect thereto, or to exercise any election herein provided, shall in no way be considered to be a waiver of such provisions, rights, or elections, or in any way to affect the validity of this Agreement. The exercise by either party of any of its rights herein or any of its elections under the terms or covenants herein shall not preclude either party from exercising the same or any other rights it may have under this Agreement, irrespective of any previous action or proceeding taken by either party hereunder.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

14.5 Choice of Law and Jurisdiction. This Agreement shall be governed and construed in accordance with the laws of the State of Nevada, U.S.A. applicable to contracts made in such State without regard to conflicts of law doctrines, and the parties agree that jurisdiction and venue for any dispute regarding this Agreement will be in such State.

14.6 Severability. If any provision of this Agreement is judicially determined to be void or unenforceable, such provision shall be construed to be severable from the other provisions of this Agreement, which shall retain full force and effect.

14.7 Further Acts. The parties hereto agree promptly to execute, forward, or otherwise provide all documents and material necessary or desirable to effectuate this Agreement.

14.8 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and shall supersede all previous communications, either oral or written, between the parties hereto with respect to the subject matter hereof. No agreement or understanding bearing on the same shall be binding upon either party hereto unless it shall be in writing and signed by the duly authorized officer or representative of each of the parties and shall expressly refer to this Agreement.

14.9 Successors and Assigns. This Agreement shall be binding on and shall inure to the benefit of the parties hereto, and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed in multiple originals by their duly authorized representatives.

RESEARCH DEVELOPMENT FOUNDATION

By:	/s/ Andrew MacKenzie

Print Name:	Andrew MacKenzie

Title:	Vice President

BLUEBIRD BIO, INC.

By:	/s/ Nick Leschly

Print Name:	Nick Leschly

Title:	CEO

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT 1

Licensed Patents

[See attached insert from F&J Master Listings]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Research Development Foundation by Alias
Master Listing of Technologies
10/04/2011

CLFR: 010	TITLE: [***] Summary: [***]

Client Reference No.: NULL

[***]

Country	Case	Status	Application No.	Filing Date	Patent No.	Granted
[***]

CLFR: 011	TITLE: [***] Summary: [***]

Client Reference No.: CLFR:011

[***]

Country	Case	Status	Application No.	Filing Date	Patent No.	Granted
[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Research Development Foundation by Alias
Master Listing of Technologies
10/04/2011

CLFR: 014	TITLE: [***] Summary: [***]

Client Reference No.: NULL

[***]

Country	Case	Status	Application No.	Filing Date	Patent No.	Granted
[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT 2

Milestone Payments

Except as provided herein, milestone payments in the following amounts shall be paid for each Licensed Product requiring marketing approval, payable on a product-by-product basis:

[***]

Each milestone shall be payable one time only, on a Licensed Product-by-Licensed Product basis.

In the event that a Licensed Product achieves the milestone on more than one occasion, only the first achievement of such shall be subject to milestone consideration. For example, [***].